Exhibit 99.1
MEDCATH CORPORATION
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Presenting Dayton Heart Hospital as a Discontinued Operation for Each Period Presented)
(In thousands, except per share and selected operating data)
(Unaudited)

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30,	September 30,
	2005	2006
Consolidated Statements of Operations: (in thousands, except per share data)
Net revenue	$605,323	$644,417
Operating expenses:
Personnel expense	185,760	208,530
Medical supplies expense	170,838	177,852
Bad debt expense	45,948	54,051
Other operating expenses	123,454	128,475
Pre-opening expenses	—	—
Depreciation	32,828	32,624
Amortization	1,160	1,008
Loss (gain) on disposal of property, equipment and other assets	(645)	(158)
Impairments of long-lived assets	2,662	458

Total operating expenses	562,005	602,840

Income from operations	43,318	41,577
Other income (expenses):
Interest expense	31,382	32,742
Loss on early extinguishment of debt	—	—
Interest and other income, net	(3,003)	(7,724)
Equity in net earnings of unconsolidated affiliates	(3,356)	(4,919)

Total other expenses, net	25,023	20,099

Income (loss) from continuing operations before minority interest, income taxes and discontinued operations	18,295	21,478
Minority interest share of earnings of consolidated subsidiaries	12,638	14,080

Income (loss) from continuing operations before income taxes and discontinued operations	5,657	7,398
Income tax expense (benefit)	2,964	3,540

Income (loss) from continuing operations	2,693	3,858
Income (loss) from discontinued operations	6,098	8,718

Net income (loss)	$8,791	$12,576

Earnings (loss) per share, basic
Continuing operations	$0.15	$0.21
Discontinued operations	0.33	0.46

Earnings (loss) per share, basic	$0.48	$0.67

Earnings (loss) per share, diluted
Continuing operations	$0.14	$0.20
Discontinued operations	0.31	0.44

Earnings (loss) per share, diluted	$0.45	$0.64

Weighted average number of shares, basic	18,286	18,656
Dilutive effect of stock options and restricted stock	1,184	899

Weighted average number of shares, diluted	19,470	19,555

Consolidated Balance Sheet Data: (in thousands)
Cash and cash equivalents	$140,027	$193,497
Working capital	135,281	197,275
Total assets	763,205	785,849
Long-term debt and capital leases, excluding current maturities	289,407	286,597
Other long-term obligations	451	309
Stockholders’ equity	282,741	317,660

Selected Operating Data (consolidated) (a):
Number of hospitals	8	8
Licensed beds (b)	533	533
Staffed and available beds (c)	499	516
Admissions (d)	36,274	37,901
Adjusted admissions (e)	47,234	49,622
Patient days (f)	126,240	124,358
Adjusted patient days (g)	163,420	162,813
Average length of stay (h)	3.48	3.28
Occupancy (i)	69.3%	66.0%
Inpatient catheterization procedures	18,595	19,072
Inpatient surgical procedures	9,936	9,973

Exhibit 99.1
MEDCATH CORPORATION
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Presenting Dayton Heart Hospital as a Discontinued Operation for Each Period Presented)
(In thousands, except per share and selected operating data)
(Unaudited)

					Fiscal Year
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Ended	Quarter Ended
	December 31,	March 31,	June 30,	September 30,	September 30,	December 31,
	2006	2007	2007	2007	2007	2007
Consolidated Statements of Operations: (in thousands, except per share data)
Net revenue	$160,387	$176,640	$178,492	$145,084	$660,603	$148,850
Operating expenses:
Personnel expense	51,941	55,977	54,383	47,200	209,501	50,865
Medical supplies expense	44,155	47,099	46,593	38,768	176,615	39,629
Bad debt expense	13,128	14,635	14,585	9,012	51,360	11,285
Other operating expenses	33,101	34,257	34,561	27,851	129,770	29,145
Pre-opening expenses	—	—	—	555	555	248
Depreciation	8,270	8,180	8,038	6,748	31,236	7,366
Amortization	252	127	126	126	631	127
Loss (gain) on disposal of property, equipment and other assets	57	796	175	419	1,447	28
Impairments of long-lived assets	—	—	—	—	—	—

Total operating expenses	150,904	161,071	158,461	130,679	601,115	138,693

Income from operations	9,483	15,569	20,031	14,405	59,488	10,157
Other income (expenses):
Interest expense	7,335	1,213	5,125	8,481	22,154	3,931
Loss on early extinguishment of debt	4,480	5,142	—	223	9,845	—
Interest and other income, net	(2,721)	(1,805)	(1,749)	(1,568)	(7,843)	(1,167)
Equity in net earnings of unconsolidated affiliates	(1,438)	(1,482)	(1,175)	(1,644)	(5,739)	(2,025)

Total other expenses, net	7,656	3,068	2,201	5,492	18,417	739

Income (loss) from continuing operations before minority interest, income taxes and discontinued operations	1,827	12,501	17,830	8,913	41,071	9,418
Minority interest share of earnings of consolidated subsidiaries	2,206	3,268	4,006	4,437	13,917	4,452

Income (loss) from continuing operations before income taxes and discontinued operations	(379)	9,233	13,824	4,476	27,154	4,966
Income tax expense (benefit)	(18)	4,504	5,395	2,022	11,903	2,349

Income (loss) from continuing operations	(361)	4,729	8,429	2,454	15,251	2,617
Income (loss) from discontinued operations	(4,535)	1,521	836	(1,546)	(3,724)	447

Net income (loss)	$(4,896)	$6,250	$9,265	$908	$11,527	$3,064

Earnings (loss) per share, basic
Continuing operations	$(0.02)	$0.23	$0.40	$0.11	$0.72	$0.12
Discontinued operations	(0.22)	0.07	0.04	(0.07)	(0.18)	0.02

Earnings (loss) per share, basic	$(0.24)	$0.30	$0.44	$0.04	$0.54	$0.14

Earnings (loss) per share, diluted
Continuing operations	$(0.02)	$0.22	$0.38	$0.11	$0.70	$0.12
Discontinued operations	(0.22)	0.07	0.04	(0.07)	(0.17)	0.02

Earnings (loss) per share, diluted	$(0.24)	$0.29	$0.42	$0.04	$0.53	$0.14

Weighted average number of shares, basic	20,121	21,019	21,144	21,202	21,202	21,028
Dilutive effect of stock options and restricted stock	—	625	682	579	579	263

Weighted average number of shares, diluted	20,121	21,644	21,826	21,781	21,781	21,291

Consolidated Balance Sheet Data: (in thousands)
Cash and cash equivalents	$175,043	$129,036	$138,569	$140,276	$140,276	$114,499
Working capital	205,806	181,331	193,371	179,041	179,041	178,374
Total assets	753,968	715,741	732,013	669,415	669,415	634,353
Long-term debt and capital leases, excluding current maturities	249,321	209,418	208,686	148,191	148,191	147,160
Other long-term obligations	265	299	277	460	460	2,748
Stockholders’ equity	356,945	368,075	379,733	385,624	385,624	373,757

Selected Operating Data (consolidated) (a):
Number of hospitals	8	8	8	7	7	7
Licensed beds (b)	533	533	533	421	421	421
Staffed and available beds (c)	516	512	516	404	404	404
Admissions (d)	8,927	9,876	9,455	7,118	35,373	7,150
Adjusted admissions (e)	12,286	13,470	12,997	9,622	48,306	9,830
Patient days (f)	30,843	34,010	31,153	24,290	120,556	25,460
Adjusted patient days (g)	42,237	46,173	42,564	33,011	164,131	35,144
Average length of stay (h)	3.46	3.44	3.29	3.41	3.41	3.56
Occupancy (i)	65.0%	73.8%	66.3%	65.4%	81.8%	68.5%
Inpatient catheterization procedures (j)	4,375	4,904	4,738	3,904	17,925	4,049
Inpatient surgical procedures (k)	2,279	2,565	2,608	1,959	9,481	1,947

Exhibit 99.1

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(j)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(k)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.